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                                                                     APPLICATION

[LOGO] METLIFE GROWTH AND GUARANTEED INCOME(SM)

                                                 A TAX-DEFERRED VARIABLE ANNUITY

[LOGO] METLIFE

This insurance product is issued by MetLife Insurance Company USA (MIC USA) and, in New York, by Metropolitan Life Insurance Company (MLIC). MLI USA is licensed in all states except New York. The contract's financial guarantees are solely the responsibility of the issuing insurance company. MetLife Investors Distribution Company is the principal underwriter. Fidelity Brokerage Services, Member NYSE, SIPC, and Fidelity Insurance Agency, Inc., are the distributors; they are not affiliated with any MetLife company.

800.544.2442

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[LOGO] METLIFE                                     VARIABLE ANNUITY APPLICATION

Home Office Address (no correspondence)                                                               SEND APPLICATION AND CHECK TO:
222 Delaware Avenue Suite 900                                                                          METLIFE INSURANCE COMPANY USA
Wilmington, De 19899                                          Annuity Service Center / P.O. Box 770001 / Cincinnati, Ohio 45277-0050

If you have questions about filling out this form, please call an Annuity Specialist at 800-544-2442, Monday through Friday, 8 a.m.
to 10 p.m. Eastern time.

1    CONTRACT OWNER(S)/ANNUITANT(S)                                        Note: A copy of each Annuitant's driver's license, a
                                                                           valid passport, or a birth certificate must be submitted.
Select one of the below:

A. |_| Individual Owner -- Owner will be Primary Annuitant
B. |_| Joint Owners (non-IRA only) -- Owners will be Primary and Joint Annuitants (spouse only)
C. |_| Trust -- For Contracts owned by a Trust, please complete Trust Information (Section 2) and Annuitant information. The grantor of the Trust must be the Annuitant of the contract.

The annuitant is the person(s) designated by the Owner(s) whose age and life determine eligibility for benefits under the Guaranteed
Withdrawal Benefit for Life provision and the Annuity Income provisions.

PRIMARY ANNUITANT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|              |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|               |_|_|_|-|_|_|-|_|_|_|_|
First Name                                   MI    Last Name                                               Social Security/Tax ID
                                                                                                           Number

|_|_|/|_|_|/|_|_|_|_|         |_| Male   |_| Female
Date of Birth (MM/DD/YYYY)

|_|_|_|-|_|_|_|-|_|_|_|_|     |_|_|_|-|_|_|_|-|_|_|_|_| ____________________________________________________________________________
Daytime Phone                 Evening Phone             E-mail

____________________________________________________________________________________________________________________________________
Address

_________________________________________________   _________________________________________________________   ____________________
City                                                State                                                       Zip Code

JOINT ANNUITANT (IF APPLICABLE, SPOUSE ONLY)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|                |_|   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|             |_|_|_|-|_|_|-|_|_|_|_|
First Name                                     MI    Last Name                                             Social Security/Tax ID
                                                                                                           Number

|_|_|/|_|_|/|_|_|_|_|         |_| Male   |_| Female
Date of Birth (MM/DD/YYYY)

|_|_|_|-|_|_|_|-|_|_|_|       |_|_|_|-|_|_|_|-|_|_|_|_|  ___________________________________________________________________________
Daytime Phone                 Evening Phone              E-mail

________________________________________________________________
Relationship to the Primary Annuitant

|_| Check here if address is the same as Primary Annuitant

____________________________________________________________________________________________________________________________________
Address

_________________________________________________   _________________________________________________________   ____________________
City                                                State                                                       Zip Code
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2    TRUST INFORMATION (Complete only for contracts owned by trust)
     You must also complete the Trustee Certification for Annuity Products Form.

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|        |_|_|_|-|_|_|-|_|_|_|_|
Trust Name                                                                         Tax ID Number

____________________________________________________________________________________________________________________________________
Address

_________________________________________________   _________________________________________________________   ____________________
City                                                State                                                       Zip Code

3    REPLACEMENT

1.   Does the applicant have any existing life insurance policies or annuity contracts?               |_| Yes   |_| No

2.   Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   |_| Yes   |_| No

If "Yes" to either, applicable disclosure and replacement forms must be attached.

4    INVESTMENT OPTION ALLOCATION

Fidelity VIP FUNDSMANAGER(R) 60% 100%
                                 ---

If one investment option is listed above, your purchase will be allocated to that investment option. If multiple investment options are listed above, amounts allocated must be in whole numbers and sum of all allocations must equal 100%.

IMPORTANT NOTE: DEPENDING ON THE STATE IN WHICH YOUR CONTRACT IS DELIVERED, OR YOUR SOURCE OF FUNDING, YOUR PURCHASE PAYMENT MAY BE
INVESTED SOLELY IN THE MONEY MARKET INVESTMENT OPTION FOR A PERIOD OF TIME AFTER THE CONTRACT IS ISSUED. IF YOU HAVE QUESTIONS,
PLEASE CALL THE ANNUITY SERVICE CENTER AT 800.544.2442.

5    BENEFICIARY(IES)

If you do not designate a beneficiary, the beneficiary will be the estate of the last surviving Owner.
For additional space, attach a separate sheet of paper that is signed by the Owner(s).

NAME OF PRIMARY BENEFICIARY(IES)

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number                    Relationship to
                                                                                Annuitant

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number                    Relationship to
                                                                                Annuitant

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number       100%         Relationship to
                                                                                Annuitant

Note: The percentage allocated to Primary Beneficiary(ies) must add up to 100%.

8800 (10/09)
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5    BENEFICIARY(IES) CONTINUED

NAME OF CONTINGENT BENEFICIARY(IES)

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number                    Relationship to
                                                                                Annuitant

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number                    Relationship to
                                                                                Annuitant

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number                    Relationship to
                                                                                Annuitant

___________________________________   |_|_|_|-|_|_|-|_|_|_|_|  |_|_|_|.|_|_|%   _________________   Date of Birth ___ /___ /___
                                      Social Security Number       100%         Relationship to
                                                                                Annuitant

Note: The percentage allocated to Contingent Beneficiary(ies) must add up to 100%.

6    PURCHASE PAYMENT METHODS

The sale or liquidation of any stock, bond, IRA, certificate of deposit, mutual fund, annuity, or other asset to fund the purchase of this product may have tax consequences, early withdrawal penalties, or other costs or penalties as a result of the sale or liquidation. You may wish to consult an independent legal or financial advisor before selling or liquidating any assets and prior to the purchase of any life or annuity products being solicited, offered for sale, or sold.

I have received, read, and understood the MetLife Growth and Guaranteed Income(SM) Product Prospectus and the Disclosure Statement
for the IRA. To the extent that a contribution to the IRA includes funds from an employer-sponsored plan, an individual retirement account, and/or another IRA, the contribution qualifies as a tax-free rollover and/or a nontaxable transfer for federal income tax purposes.

     |_|  IRA or Other Qualified Pretax Funds (For qualified transfers, you must complete the Qualified Trustee-to-Trustee/Direct
          Rollover Form.)

     |_|  Nonqualified After-Tax Funds (including 1035 Exchanges)

INDICATE YOUR PAYMENT METHOD (FOR THE ABOVE)

The minimum purchase payment is $50,000.

     |_|  A.   CHECK for $|_|,|_|_|_|,|_|_|_|.|_|_| is enclosed and made payable to MetLife Insurance Company USA. Money orders, cashier's checks, bank drafts, postal money orders, Traveler's Express international money orders, or similar cash-like instruments will not be accepted.

     |_|  B.   FROM A FIDELITY ACCOUNT(R)
               |_|_|_|-|_|_|_|_|_|_|  $|_|,|_|_|_|,|_|_|_|.|_|_| amount from the core money market account.
               Account #

     |_|  C.   SALE OF A FIDELITY MUTUAL FUND ACCOUNT

          ____________________________________________________________  |_|_|_|-|_|_|_|_|_|_| All shares OR |_| $__,_____,_____.___
          Name of Fund                                                  Account #

          ____________________________________________________________  |_|_|_|-|_|_|_|_|_|_| All shares OR |_| $__,_____,_____.___
          Name of Fund                                                  Account #

                                                                                TOTAL ESTIMATED AMOUNT $|_|,|_|_|_|,|_|_|_|.|_|_|

8800 (10/09)
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7    SYSTEMATIC WITHDRAWAL OPTION FOR GUARANTEED WITHDRAWAL BENEFIT (GWB) AMOUNT

If you wish to start systematic withdrawals, please fill out the attached systematic withdrawal form.

8    AGREEMENTS Please read this section and sign.

FRAUD STATEMENTS AND DISCLOSURES
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ARKANSAS, LOUISIANA, AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and confinement in prison.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA, AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.

MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

INCOME TAX WITHHOLDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

     |_|  Under penalties of perjury, I, the Owner, certify that the number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:

          (a)  I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends

          OR

          (b)  the IRS has notified me that I am not subject to backup withholding.

(IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

     |_|  I am a U.S. citizen or a U.S. resident alien for tax purposes.

(IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE FORM
W-8BEN.) The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.
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8800 (10/09)

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REQUIRED DISTRIBUTION

IF YOU PURCHASE YOUR METLIFE GROWTH AND GUARANTEED INCOME IN OR AFTER THE YEAR IN WHICH YOU REACH THE AGE OF 70 1/2, YOU MAY
PURCHASE METLIFE GROWTH AND GUARANTEED INCOME ONLY IF YOU HAVE SATISFIED YOUR REQUIRED MINIMUM DISTRIBUTION (RMD) FOR THE CURRENT
AND ALL PREVIOUS YEARS.

To the extent the source of funds used to purchase this contract is subject to the RMD Rules, I hereby certify that I have withdrawn all required distributions. I release MetLife Investors USA Insurance Company from responsibility for my compliance with the RMD provisions of the Internal Revenue Code.

AGREEMENT

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO METLIFE INVESTORS USA INSURANCE COMPANY. DO NOT MAKE THE CHECK PAYABLE TO ANY AGENT.
PLEASE DO NOT LEAVE PAYEE BLANK.

BY SIGNING BELOW, I (WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE METLIFE GROWTH AND GUARANTEED INCOME AND ALL REQUIRED
INVESTMENT PORTFOLIO PROSPECTUSES. THE ANNUITY VALUES, WHEN BASED ON THE INVESTMENT OPTIONS, MAY INCREASE OR DECREASE ON ANY DAY
DEPENDING UPON THE INVESTMENT PERFORMANCE.

NO MINIMUM CASH SURRENDER VALUE IS GUARANTEED.

I understand there is no additional tax benefit obtained by funding an IRA with a variable annuity.

I further acknowledge that I have received MetLife's CUSTOMER PRIVACY NOTICE.

I have read the State Fraud Statement in Section 8 above applicable to me.

For Pennsylvania residents only: By signing below, I/we confirm receipt of the PA LWG Supplemental Application form. I/we understand that all annuity payments or values provided by the contract being applied for which are based on the investment experience of the
Separate Account, are variable and are not guaranteed as to a Fixed Dollar amount.


X                                                 X               X                                                 X
----------------------------------------          ---------       ----------------------------------------          ---------
SIGNATURE OF PRIMARY ANNUITANT/                        DATE       SIGNATURE OF JOINT ANNUITANT/                          DATE
                        TRUSTEE                                   CO-TRUSTEE (if applicable)

SIGNATURE GUARANTEE REQUIREMENTS (MAY BE REQUIRED IF FUNDING FROM A FIDELITY ACCOUNT)

If you are funding this contract with proceeds from a non-retirement Fidelity account and the ownership of the account differs from this annuity contract, then the owners of the accounts must sign and have their signature guaranteed. A Signature Guarantee must be by a national bank, state-chartered commercial bank, trust company (except a savings bank), or by a member firm of the New York,
American, Boston, Midwest, or Pacific Stock Exchange. A notary public cannot provide a signature guarantee.


X                                                 X               X                                                 X
----------------------------------------          ---------       ----------------------------------------          ---------
SIGNATURE OF PRIMARY ANNUITANT                         DATE       SIGNATURE OF JOINT ANNUITANT                           DATE
                                                                  (if applicable)


X                                                                 X
----------------------------------------                          ----------------------------------------
SIGNATURE GUARANTEE/STAMP AND SIGNATURE                           SIGNATURE GUARANTEE/STAMP AND SIGNATURE
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8800 (10/09)

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The information provided by the applicant has been truly and accurately recorded. I have reviewed the financial situation of the
Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable.

Does the applicant have any existing life insurance policies or annuity contracts? |_| YES   |_| NO

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)? |_| YES   |_| NO

If "Yes" to either, applicable disclosure and replacement forms must be attached.


X                                                                 X                                                 X
----------------------------------------                          ----------------------------------------          ---------
SIGNATURE OF FIDELITY REPRESENTATIVE                              PRINT NAME OF FIDELITY REPRESENTATIVE                  DATE

-----------------------------------------------------------------------------------------------------------   ---------------------
REPRESENTATIVE CODE/FL LICENSE ID# (if applicable)                                                            BRANCH CODE
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8800 (10/09)                                                   1.899475.100 1009
                                                                      525827.1.0